LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED APRIL 28, 2008

TO THE PROSPECTUS DATED APRIL 28, 2008 OF

LEGG MASON PARTNERS

VARIABLE GLOBAL EQUITY PORTFOLIO

The following replaces the section of the portfolio’s prospectus titled “Management: Portfolio manager”:

At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Batterymarch’s Global Developed Markets Equity team manages this portfolio. Members of the investment team may change from time to time. Adam J. Petryk, CFA is Senior Director and Global Investment Strategist of the Global Developed Markets Equity team. Michael McElroy, CFA is Director of the Global Developed Markets Equity team and Senior Portfolio Manager. Mr. Petryk and Mr. McElroy have leadership responsibility for the day-to-day management of the portfolio. They are responsible for the strategic oversight of the portfolio’s investments. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the portfolio complies with its investment objectives, guidelines and restrictions and Batterymarch’s current investment strategies.

Mr. McElroy has been employed by Batterymarch since 2006 and has managed the portfolio since November 2007. Mr. McElroy was previously at Citigroup Asset Management in London, where he held senior-level responsibilities related to portfolio management, marketing and client service. He has 17 years of investment experience.

Mr. Petryk joined Batterymarch in 2007 after spending eight years as Deputy Chief Investment Officer of Legg Mason Canada, with responsibility for domestic investment management, building the firm’s quantitative capabilities, product development and derivatives activities. Mr. Petryk has 12 years of investment experience.

The SAI provides additional information about the portfolio managers’ compensation, any other accounts managed by the portfolio managers and any portfolio shares held by the portfolio managers.

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